EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
As adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Meritage Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Hilton, Co-Chairman and Co-Chief Executive Officer of the Company certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE CORPORATION,
a Maryland Corporation

By:	/s/ Steven J. Hilton
Steven J. Hilton
Co-Chairman and Co-Chief Executive Officer

Date: May 10, 2004